                   UNITED STATES FIDELITY AND GUARANTY COMPANY
                     FIDELITY AND GUARANTY INSURANCE COMPANY
                         FIDELITY AND GUARANTY INSURANCE
                               UNDERWRITERS, INC.

                             MASTER SURETY AGREEMENT


This AGREEMENT is made and entered into by:

DualStar Technologies Corporation, 11-30th 47th Avenue, Long Island City, NY 11101, 13-3776834

Centrifugal Associates, Inc., 13-15 Jackson Avenue, Long Island City, NY 11101, 13-2511979

Centrifugal Service, Inc., 13-15 Jackson Avenue, Long Island City, NY 11101, 13-3691705

Centrifugal Mechanical Associates, Inc., 13-15 Jackson Avenue, Long Island City, NY 11101,11-3270484

Mechanical Associates, Inc., 13-15 Jackson Avenue, Long Island City, NY 11101, 11-2967237

High-Rise Electric, Inc., 13-15 Jackson Avenue, Long Island City, NY 11101, 11-3272769

Property Control, Inc., 13-15 Jackson Avenue, Long Island City, NY 11101, 11-3270466

The Automation Group, Inc., 11-30 47th Avenue, Long Island City, NY 11101, 11-3267197

Trident Mechanical Systems, Inc., 13-15 Jackson Avenue, Long Island City, NY 11101, 11-3267212

Grace Systems Technologies, Inc., 11-30 47th Avenue, Long Island City, NY 11101, 11-3304464

DualStar Communications, Inc., 11-30 47th Avenue, Long Island City, NY 11101, 11-3304546

Integrated Controls Enterprises, Inc., 11-30 47th Avenue, Long Island City, NY 11101, 11-3336674

In favor of UNITED STATES FIDELITY AND GUARANTY COMPANY, FIDELITY AND GUARANTY INSURANCE COMPANY, FIDELITY AND GUARANTY INSURANCE UNDERWRITERS, INC., and any and all affiliated, associated and subsidiary companies thereof, now existing or hereafter created, assumed or otherwise acquired (hereinafter referred to as "SURETY"), their successors and assigns.

     In this AGREEMENT the words BOND, PERSON, UNDERSIGNED and PRINCIPAL are defined:

         BOND: (1) Contract of suretyship, guaranty or indemnity; (2) the continuation, extension, alteration, renewal or substitution of such contract; (3) a letter from SURETY to a PERSON or PRINCIPAL wherein SURETY represents to such PERSON or PRINCIPAL that it is prepared and willing to execute in behalf of PRINCIPAL the BOND(S) required by such PERSON'S invitation for bids or proposals and referred to herein as a BID LETTER.

         PERSON: Individual(s), partnership(s), association(s), corporation(s) or any other legal or commercial entity(ies);


         UNDERSIGNED: PERSON(S) who execute this AGREEMENT;

         PRINCIPAL: One or more UNDERSIGNED or any partnership, association, corporation or other legal or commercial entity in which UNDERSIGNED have a substantial, material and/or beneficial interest to the extent that the partnership, association, corporation or other legal or commercial entity would be considered a subsidiary, associated or affiliated company of UNDERSIGNED who, alone or with other PERSON(S), have secured, or may secure the performance and fulfillment of obligations by BOND(S) (whether or not required to do so by statute, ordinance, contract, order of court, rule of court, or otherwise), executed, provided, or procured by SURETY.

         In consideration of SURETY'S:

               (1) heretofore having executed, provided or procured BOND(S) in behalf of PRINCIPAL; or

               (2) receiving requests for BOND(S) from UNDERSIGNED and determining whether or not SURETY will execute, provide or procure the BOND(S) requested; or

               (3) hereafter executing, providing or procuring BOND(S) in behalf of PRINCIPAL;

         UNDERSIGNED covenant and agree that:

I.

         (A) This AGREEMENT binds UNDERSIGNED and the heirs, personal representatives, successors and assigns thereof, jointly and severally, to SURETY in connection with all BOND(S) heretofore or hereafter executed, provided or procured by SURETY in behalf of PRINCIPAL in any penal sum and in favor of any obligee(s);

         (B) This AGREEMENT shall not be construed as an offer by UNDERSIGNED to indemnify SURETY which SURETY must accept prior to its executing, providing or procuring BOND(S) n behalf of PRINCIPAL, but shall be construed as part of the consideration on which SURETY has relied or will rely in executing, providing or procuring BOND(S) in behalf of PRINCIPAL;

         (C) SURETY has relied up on and will rely on the covenants and agreements of UNDERSIGNED as consideration for the BOND(S) executed, provided or procured in behalf of PRINCIPAL;

         (D) This AGREEMENT inures to the benefit of any co-surety or reinsurer of SURETY in said BOND(S) and in the event SURETY procures the execution of BOND(S) by other sureties, this AGREEMENT shall inure to the benefit of such other sureties.

 II. UNDERSIGNED will pay or cause to be paid to SURETY, its successors and assigns, the premium charged or to be charged by SURETY for executing, providing or procuring BOND (S) for PRINCIPAL.

 III.    (A)   UNDERSIGNED shall exonerate, hold harmless, and keep indemnified
               SURETY from and against any and all demands, claims, liabilities, losses and expenses of whatsoever kind or nature (including but not limited to, interest, court costs and counsel fees) imposed upon, sustained, or incurred by SURETY by reason of (1) SURETY having executed, provided or procured BOND(S) in behalf of PRINCIPAL, or (2) UNDERSIGNED'S failure to perform or comply with any of the provisions of this AGREEMENT;

         (B) In order to exonerate hold harmless, and indemnify SURETY, UNDERSIGNED shall upon demand of SURETY, place SURETY in funds before SURETY makes any payment; such funds shall be, at SURETY'S option, money or property, or liens or security interests in property. (The amount of such money or property or the value of the property to become subject to liens or security interests, shall be determined by Surety).

         (C) SURETY may reduce the amount of UNDERSIGNED'S liability to SURETY hereunder by applying to such liability any money payable to UNDERSIGNED by SURETY; (Such Liability may arise from UNDERSIGNED'S as obligation to exonerate, to hold harmless and to indemnify SURETY and may be liquidated or unliquidated; and the "money payable to UNDERSIGNED" may be, but is not limited to, any money payable to SURETY as an insurer of UNDERSIGNED or another PERSON to return to UNDERSIGNED an unearned or other premium or to settle a claim of UNDERSIGNED against SURETY or a PERSON insured by SURETY.)

IV.      (A)   The liability of UNDERSIGNED hereunder shall extend to and include all amounts paid by SURETY in good faith under the belief that: (1) SURETY was or might be liable therefor; (2) such payments were necessary or advisable to protect any of SURETY'S rights or to avoid or lessen SURETY'S liability or alleged liability;

         (B) The liability of UNDERSIGNED to SURETY shall include interest from date of SURETY'S payments at the maximum rate permitted in the jurisdiction in which this AGREEMENT is enforced, or is enforceable;

         (C) The voucher(s) or other evidence of such payment(s) or an itemized statement of payment(s) sworn to by an officer of SURETY shall be prima facie evidence of the fact and extent of the liability of UNDERSIGNED to SURETY.

V.       (A)   Separate suits may be brought hereunder as causes of action accrue, and the bringing of suit or the recovery of judgment upon any cause of action shall not prejudice or bar the bringing of other suits upon other causes of action, whether theretofore or thereafter arising;

         (B) Each UNDERSIGNED is the agent for all UNDERSIGNED for the purpose of accepting service of any process in the jurisdiction in which the UNDERSIGNED accepting the process resides, is domiciled, is doing business or is found;

         (C) In the event SURETY should file suit at law or-in equity to enforce the terms of this AGREEMENT, SURETY shall be entitled to recover its own reasonable attorney's fees and expenses from UNDERSIGNED in connection with such suit.

VI. When BOND(S) secure the performance and fufillment of contracts, PRINCIPAL and UNDERSIGNED, agree that

         (A) (1) SURETY has the rights of indemnification, exoneration and subrogation; and (2) SURETY'S rights of indemnification, exoneration and subrogation may be enforced as provided by applicable law or, at option of SURETY, as follows:

         for BOND(S) other than completion and subdivision bonds, as defined by
         SURETY:

               (a) with respect to each specific contract secured by BOND(S), all money and property representing the consideration for the contract is dedicated for: (i) the performance of the contract; (ii) the payment of obligation(s) to subcontractor(s), laborer(s) and supplier(s) of material(s) and service(s) incurred or to be incurred in the performance of the contract for which SURETY is liable under BOND(S); and (iii) the satisfaction of the obligations herein and all other indebtednesses and liabilities of PRINCIPAL or UNDERSIGNED to SURETY;

               (b) to partially implement this dedication SURETY may, in its sole discretion, demand that PRINCIPAL request delivery of the consideration for the contract to a bank designated by SURETY for deposit of the proceeds of the consideration for the contract(s) in an account in the name of PRINCIPAL designated as a "Special Account" and withdrawal(s) from said "Special Account' shall be by check(s) payable to the beneficiaries of this dedication, signed by a representative of PRINCIPAL and by a representative of SURETY;

               (c) this dedication may be implemented in any other manner provided at law or in equity.

         (B)   In the event of (1) any breach of any of the agreements herein;
               (2) any breach, delay or default in any contract secured by BOND(S); (3) any breach or default of BOND(S); (4) any change or threat of change in the character, identity, control, beneficial ownership or existence of PRINCIPAL; (5) any assignment by PRINCIPAL for the benefit of creditors; (6) the appointment of a receiver or trustee or any application for appointment of a receiver or trustee for PRINCIPAL, whether insolvent or not; (7) any proceedings or the exercise of any rights by any PERSON which deprives or impairs PRINCIPAL's use of its plant, machinery, equipment, plans, drawings, tools, supplies or materials; (8) upon the happening of any event other than those specified in (1) through (7) and completely different from those events, which, in its sole opinion, reasonably believes it would expose SURETY to loss, cost or expense;

               (a) SURETY shall have the right, in its discretion, to take possession of any part or all of the work under contract(s) secured by BOND(S) (together with plant, machinery, equipment, job books and records, plans, drawings, tools, supplies or material wherever located and owned or useable by PRINCIPAL) and, at the expense of UNDERSIGNED, to complete or cause completion of any such work, or relet or consent to the reletting or completion of such contract(s), and;

               (b) SURETY is authorized and empowered to assert, pursue and prosecute, in its discretion, and at the expense of UNDERSIGNED (in the name of PRINCIPAL or in the name of SURETY), all claim(s) of PRINCIPAL arising or growing out of contract(s) and work done thereunder secured by BOND(S) against: (i) Obligee(s) in BOND(S); or (ii) any PERSON, government or governmental agency. (The authority and power to prosecute said claim(s) is deemed to include the authority to settle said claim(s) or any part thereof, and will notify UNDERSIGNED; and the money or property awarded by Obligee(s) representative, a judicial or quasi-judicial officer or a panel or board, or the money or property to become due in settlement of said claims is deemed to be a portion of the "money or property representing the consideration for the contract" and subject to the dedication in sub-paragraph (A) of this paragraph).

VII.     (A)   UNDERSIGNED are not obligated to request SURETY to execute, provide or procure BOND(S) required of them in the performance and fulfillment of obligations;

         (B) SURETY has the right to decline to execute, provide or procure BOND(S) requested by PRINCIPAL;

         (C) If SURETY executes, provides or procures a bid or proposal bond or furnishes a BID LETTER in behalf of PRINCIPAL, SURETY has the right to decline to execute the final BOND(S) (including, but not limited to, performance, payment or maintenance bond(s)) that may be required in connection with any award that may be made under the bid, proposal or tender for which the bid or proposal bond is given.

 VIII. UNDERSIGNED shall not be relieved of liability hereunder by any change, addition, substitution, continuation, renewal, extension, successor or new obligation in connection with BOND(S) or any contract(s) secured thereby, whether known or consented to by SURETY, and notice of SURETY'S consent is hereby waived.

 IX.     (A)   SURETY'S rights hereunder shall be deemed to be cumulative with, and in addition to, all other rights of SURETY, however derived;

         (B) SURETY is not required to exhaust its remedies or rights against PRINCIPAL or to await receipt of any or final dividends from the legal representative(s) of PRINCIPAL before asserting its rights hereunder against UNDERSIGNED;

         (C) This AGREEMENT shall be liberally construed so as to protect, hold harmless exonerate and indemnify SURETY.

X.       (A)   At any time during business hours until such time as (1) the liability of SURETY under BOND(S) is terminated or (2) SURETY is fully reimbursed all its losses, costs and expenses as a result of having executed, provided, or procured BOND(S) in behalf of PRINCIPAL, SURETY shall have access to the books, records and accounts of UNDERSIGNED;

         (B) When requested by SURETY, banks, depositories, obligees in BOND(S), materialmen, supply houses, or other PERSON(S) are hereby authorized to furnish SURETY any information requested with respect to PRINCIPAL or UNDERSIGNED.

 XI.     (A)   There shall be no waiver, modification or change of the terms of this AGREEMENT without the written approval of an officer of SURETY.

         (B) If an UNDERSIGNED previously executed an agreement of indemnity or MASTER SURETY AGREEMENT in favor of SURETY and upon which SURETY relied when it executed, provided or procured BOND(S) in behalf of any PERSON as PRINCIPAL, SURETY'S acceptance of this AGREEMENT neither terminates such agreement of indemnity or MASTER SURETY AGREEMENT nor relieves such UNDERSIGNED from liability to SURETY thereon in connection with such BOND(S).

         (C) This AGREEMENT may be terminated as to any UNDERSIGNED upon written notice given to SURETY by such UNDERSIGNED or such UNDERSIGNED'S legal representatives or successors by Registered or Certified Mail addressed to SURETY at its Home Office in Baltimore, Maryland;

         (D) If an UNDERSIGNED: (1) dies; (2) becomes physically or mentally disabled to the extent that he or she is unable to perform the duties of owner, partner, officer or employee of an UNDERSIGNED which is or may become PRINCIPAL in BOND(S); (3) terminates his or her marriage by annulment, or divorce; or (4) sells or disposes of his or her interest in an UNDERSIGNED which is or may become PRINCIPAL in BOND(S); this AGREEMENT may be terminated as to such UNDERSIGNED upon receipt by SURETY at its Home Office in Baltimore, Maryland, of written notice of such death, disability, annulment, divorce, sale or disposition (such written notice shall be given as specified in Subparagraph XI (C));

         (E) Termination of this AGREEMENT pursuant to Subparagraph XI(C) or XI(D) shall not be effective until thirty (30) days after receipt of said written notice by SURETY;

         (F) Termination of this AGREEMENT pursuant to Subparagraph XI(C) or XI(D) shall not relieve any UNDERSIGNED from liability to SURETY arising out of BOND(S) executed, provided or procured by SURETY in behalf of PRINCIPAL prior to the effective date of such termination and for which this AGREEMENT is part of the consideration on which SURETY relied in executing, providing or procuring such BOND(S)

         (G) UNDERSIGNED agree to be bound with any additional UNDERSIGNED who execute this AGREEMENT after the date of execution of this agreement, jointly and severally, to SURETY, with prior notice from SURETY, and agrees to assume all the rights, liabilities and obligations of an UNDERSIGNED of this AGREEN4ENT. The rights, liabilities and obligations of an additional UNDERSIGNED shall be the same as those set forth in this AGREEMENT as though such person were an UNDERSIGNED on the .

XII. In the event that the execution of this AGREEMENT by any one or more of UNDERSIGNED is defective or invalid for any reason, such defect or invalidity shall have no effect upon the validity of this AGREEMENT as to any other UNDERSIGNED. Similarly, should any portion of this AGREEMENT be deemed invalid or unenforceable, the remaining provisions shall be valid and enforceable.

XIII. This AGREEMENT constitutes the entire AGREEMENT between the parties and all previous representations, negotiations, discussions and promises concerning SURETY'S willingness to provide, procure or execute bonds in any specific amount, single limit or aggregate work program, or concerning SURETY'S intention to enforce or retain from enforcing any of the terms of this AGREEMENT or exempt any specific assets or waive any of the terms hereof are hereby merged into this AGREEMENT.

CAUTION!
READ BEFORE SIGNING

The UNDERSIGNED represent to the SURETY that they have carefully read the entire AGREEMENT and that by executing this AGREEMENT they are bound to the SURETY with respect to all BOND(S) executed, provided, or procured or to be executed, provided or procured by SURETY in behalf of PRINCIPAL as defined on page 1.

IN WITNESS WHEREOF, the UNDERSIGNED who are individuals have hereunto set their hand and seals, and the UNDERSIGNED who are partnerships, corporations or unincorporated associations have caused this AGREEMENT to be duly executed by their duly authorized representatives all on this 3rd day of November, 1997.

ATTEST:                                 NAME:  DualStar Technologies Corporation


/s/ Stephen J. Yager                    By: /s/Gregory Cuneo
------------------------------------       -------------------------------------
Secretary, Stephen J. Yager             Title:  Gregory Cuneo, President



ATTEST:                                     NAME: Centrifugal Associates, Inc.

/s/ Joseph C. Chan                          By:/s/ Stephen J. Yager
------------------------------------------     -----------------------------------------------
Secretary, Joseph C. Chan                   Title: Stephen J. Yager, President



ATTEST:                                     NAME: Centrifugal Service, Inc.

/s/ Daniel F. Tangel                        By:/s/ Elven M. Tangel
------------------------------------------     -----------------------------------------------
Secretary, Daniel F. Tangel                 Title: Elven M. Tangel, President


ATTEST:                                     NAME:  Centrifugal/Mechanical Associates, Inc.

/s/ Gregory Cuneo                           By:/s/ Stephen J. Yager
------------------------------------------     -----------------------------------------------
Secretary, Gregory Cuneo                    Title: Stephen J. Yager, President


ATTEST:                                     NAME: Mechanical Associates, Inc.

/s/ Armando Spaziani                        By:/s/ Ronald Fregara
------------------------------------------     -----------------------------------------------
Secretary, Armando Spaziani                 Title: Ronald Fregara, President


ATTEST:                                     NAME: High-Rise Electric, Inc.

/s/ Nicholas Ahel                           By:/s/ Barry I. Halpern
------------------------------------------     -----------------------------------------------
Secretary, Nicholas Ahel                    TITLE: Barry I. Halpern, President


ATTEST:                                     NAME: Property Control, Inc.

/s/ Ronald Fregara                          By:/s/ Gregory Cuneo
------------------------------------------     -----------------------------------------------
Secretary, Ronald Fregara                   Title: Gregory Cuneo, President


ATTEST:                                     NAME: The Automation Group, Inc.

/s/ Armando Spaziani                        By:/s/ Richard DiBello
------------------------------------------     -----------------------------------------------
Secretary, Armando Spaziani                 TITLE: Richard DiBello, President



ATTEST:                                     NAME: Trident Mechanical Systems, Inc.

/s/ Michael K. Matura                       By:/s/ Peter C. Vrankovic
------------------------------------------     -----------------------------------------------
Secretary, Michael K. Matura                TITLE:  Peter C. Vrankovic, President


ATTEST:                                     NAME: Grace Systems Technologies, Inc.

/s/ Vincent M. D'Onofrio                    By:/s/ Donald J. Skorka
------------------------------------------     -----------------------------------------------
Secretary, Vincent M. D'Onofrio             TITLE: Donald J. Skorka, Jr., President


ATTEST:                                     NAME:  DualStar Commuications, Inc.

/s/ Donald J. Skorka                        By:/s/ Vincent M. D'Onofrio
------------------------------------------     -----------------------------------------------
Secretary, Donald J. Skorka, Jr.            TITLE:  Vincent M. D'Onofrio, President


ATTEST:                                     NAME: Integrated Controls Enterprises, Inc.

/s/ Nicholas Ahel                           By:/s/ Peter D. Aiello
------------------------------------------     -----------------------------------------------
Secretary, Nicholas Ahel                    TITLE:  Peter  D. Aiello, President
